UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 3, 2024

TENON MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41364	45-5574718
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

104 Cooper Court
Los Gatos, CA	95032
(Address of principal executive offices)	(Zip Code)

(408) 649-5760

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TNON	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 23, 2024, Tenon Medical, Inc. (the “Company”) received a written notice (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) dated August 23, 2024, notifying the Company that it was no longer in compliance with Nasdaq Rule 5550(b)(1), the minimum stockholders’ equity requirement of $2,500,000 for continued listing on The Nasdaq Capital Market (the “Minimum Equity Requirement”). In the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2024, the Company reported stockholders’ equity of $832,000, which was below the Minimum Equity Requirement.

In response to the Notice, on August 26, 2024, the Company filed a Current Report on Form 8-K disclosing such non-compliance as required under Nasdaq and Securities and Exchange Commission rules.

On September 6, 2024, we received net proceeds of $550,000 from the private offering of our Series B Preferred Stock and warrants (the “Preferred Stock Offering”), On September 16, 2024, we received net proceeds of approximately $3,950,000 from the public offering of our common stock and warrants (the “Public Offering”) and approximately $4,322,000 net proceeds from the exercise of the warrants issued in the Public Offering pursuant to a warrant inducement (the “Warrant Inducement”). On September 18, 2024, we received $812,070.69 in net proceeds from exercises of warrants issued in our June 2023 public offering (the “Warrant Exercise” and collectively with the Preferred Stock Offering, the Public Offering and the Warrant Inducement, the “Equity Financing Transactions”).

As of October 3, 2024, the Company believes it is in compliance with the Minimum Equity Requirement as a result of receiving approximately $9,634,000 in aggregate in net proceeds from the Equity Financing Transactions.

Nasdaq will continue to monitor the Company’s ongoing compliance with the Minimum Equity Requirement and, if at the time of its next periodic report the Company does not evidence compliance, it may be subject to delisting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2024	TENON MEDICAL, INC.

	By:	/s/ Steven M. Foster
	Name:	Steven M. Foster
	Title:	Chief Executive Officer and President

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